UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on December 13, 2021, MGM Resorts International, a Delaware corporation (the “Company”), entered into a Purchase Agreement (together with the exhibits and schedules attached thereto, the “Purchase Agreement”) with HR Nevada, LLC, a Delaware limited liability company (“Hard Rock”) to sell all of the equity interests (the “Interests”) of The Mirage Casino-Hotel, LLC (“Mirage”) to Hard Rock, on the terms and subject to the conditions of the Purchase Agreement (the “Transaction”).

The Transaction closed on December 19, 2022 (the “Closing Date”). Pursuant to the Purchase Agreement, the Company has sold all of the Interests for cash consideration of $1.075 billion subject to customary purchase price adjustments (the “Interests Purchase”). As a result of the Interests Purchase, the Mirage has become an indirect wholly-owned subsidiary of Seminole Hard Rock International, LLC.

Item 1.01	Entry into a Material Definitive Agreement

In accordance with the terms of the Purchase Agreement, MGM Lessee, LLC (“Tenant”) and MGP Lessor, LLC, a subsidiary of VICI Properties Inc., terminated Tenant’s existing leasehold interest in The Mirage Hotel & Casino under the Amended and Restated Master Lease, dated as of April 29, 2022 (the “Master Lease”) pursuant to that certain First Amendment to the Master Lease dated as of the Closing Date (the “Lease Amendment”). Pursuant to the Lease Amendment, the annual rent under the Master Lease is reduced from $860 million to $770 million.

The foregoing description of the Lease Amendment is not a complete description and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Master Lease, dated as of December 19, 2022, by and between MGP Lessor, LLC and MGM Lessee, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022

MGM Resorts International

By:	/s/ Jessica Cunningham
Name: Jessica Cunningham Title: Senior Vice President, Legal Counsel and Assistant Secretary